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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 13, 2002

                          Commission File Number 1-5581

                                   ----------

                                  WATSCO, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                FLORIDA                             59-0778222
     -------------------------------         ----------------------
     (State or other jurisdiction of               (IRS Employer
      incorporation or organization)         Identification Number)

                      2665 SOUTH BAYSHORE DRIVE, SUITE 901
                          COCONUT GROVE, FLORIDA 33131
                    ----------------------------------------
                    (Address of Principal Executive Offices)


        Registrant's telephone number including area code: (305) 714-4100

                                 Not applicable
          (Former name or former address, if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial statements of businesses acquired.

               Not applicable.

          (b)  Pro forma financial information.

               Not applicable.

          (c)  Exhibits

               The following exhibits are incorporated herein:

               Exhibit No.   Exhibit
               -----------   -------

               99.1 Statement Under Oath of Principal Executive Officer dated August 13, 2002

               99.2 Statement Under Oath of Principal Financial Officer dated August 13, 2002



ITEM 9. REGULATION FD DISCLOSURE

On August 13, 2002, the Chief Executive Officer, Albert H. Nahmad, and the Chief Financial Officer, Barry S. Logan, of Watsco, Inc. each submitted to the Securities Exchange Commission ("SEC") a sworn statement pursuant to the SEC's June 27, 2002, Order Requiring the Filing of Sworn Statements Pursuant to
Section 21(a)(1) of the Securities and Exchange Act of 1934 (Order No. 4-460).

A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).

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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              WATSCO, INC.
                                              ---------------------------------
                                              (Registrant)


                                          By: /s/ Barry S. Logan
                                              ---------------------------------
                                              Barry S. Logan
                                              Vice President and Secretary
                                              (Chief Financial Officer)

August 14, 2002

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                                  EXHIBIT INDEX


Exhibit
   No.      Exhibit
-------     -------

  99.1      Statement Under Oath of Principal Executive Officer dated
            August 13, 2002

  99.2      Statement Under Oath of Principal Financial Officer dated
            August 13, 2002